UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  May 2, 2007

(Date of earliest event reported):  January 22, 2007

TIME AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-10320	13-3465289
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8840 East Chaparral, Suite 100

Scottsdale, Arizona, 85250

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (480) 296-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise indicated or the context otherwise requires, all references below in this report on Form 8-K/A to “we,” “us” and the “Company” are Time America, Inc., a Nevada corporation, along with its subsidiaries, NETtime Solutions, Inc., an Arizona corporation (formerly Time America, Inc.) and NetEdge Devices, LLC, an Arizona limited liability company.

Cautionary Note Regarding Forward-looking Statements and Risk Factors

The Registrant’s Form 10-KSB, any Form 10-QSB or any Form 8-K of the Registrant or any other written or oral statements made by or on behalf of the Registrant may contain forward-looking statements which reflect the Registrant’s current views with respect to future events and financial performance. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” and similar expressions identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products, services, developments or industry rankings; any statements regarding future economic conditions or performance; any statements of belief; any statements regarding the validity of our intellectual property and patent protection; and any statements of assumptions underlying any of the foregoing. Such “forward-looking statements” are subject to risks and uncertainties set forth from time to time in the Registrant’s SEC reports and include, among others, the Risk Factors described below.

Readers are cautioned not to place undue reliance on such forward-looking statements as they speak only of the Registrant’s views as of the date the statement was made. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Explanatory Note

On January 16, 2007, Time America, Inc., a Nevada corporation (the “Company”), along with its subsidiaries, NETtime Solutions, Inc., an Arizona corporation (formerly Time America, Inc.) and NetEdge Devices, LLC, an Arizona limited liability company, entered into an Asset Purchase Agreement with Synel Industries, Inc., an Israeli registered corporation (“Synel”). Under the agreement, Synel purchased the Company’s reseller sales channel, source code and related intellectual property for the Company’s GENESIS, HourTrack, and TA7000 product series, certain use rights associated with the Company’s NETtime source code, and all of the Company’s rights associated with the “Time America” name. The sale closed on January 22, 2007. On April 20, 2007, the Company filed a Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State to change the corporate name of Time America, Inc., a Nevada corporation to NETtime Solutions Inc. The effective date of the corporate name change is May 10, 2007.

Under the agreement, the purchase price for the acquired assets is $2.5 million, $250,000 of which will be held in escrow until certain post-closing obligations are fulfilled. The remaining consideration under the agreement for the acquired assets consists of royalty payments, payable to the Company quarterly over the next four years, equal to 5% of the revenue derived from Synel’s U.S. sales of TA7000 units outside of Synel’s established U.S. customer base. Additionally, Synel purchased certain of the Company’s TA7000 inventory for $140,000 cash. Part of the proceeds from the sale was used to repay in full all of the Company’s existing indebtedness owing to Laurus Master Fund Ltd. (“Laurus”) under its Secured Convertible Term Note, dated January 3, 2006. In addition, the Company issued 100,000 shares of the Company’s Common Stock to Laurus in consideration for Laurus’s consent to extending the maturity date of the Company’s existing revolving note with Laurus, the asset sale to Synel, and the corporate name change.

On January 22, 2007, we filed a Current Report on Form 8-K (the “8-K Report”) to report this transaction. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the 8-K Report in order to provide the pro forma financial information required by Item 9.01(b).

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information

TIME AMERICA, INC. AND SUBSIDIARIES
INDEX TO UNAUDITED PRO FORMA INFORMATION

Pro Forma Condensed Consolidated Financial Statements - Basis of Presentation (Unaudited)

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended December 31, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 2006

Notes and Management’s Assumptions to the Pro Forma Condensed Consolidated Financial Information (Unaudited)

TIME AMERICA INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
BASIS OF PRESENTATION
 (Unaudited)

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2006, and the unaudited pro forma condensed consolidated statements of operations for the six months ended December 31, 2006 and year ended June 30, 2006, are based on the historical financial statements of the Registrant.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2006, is presented as if the disposition as described in the Explanatory Note to this Form 8-K/A occurred in its entirety on December 31, 2006.

The unaudited pro forma condensed consolidated statements of operations for the six months ended December 31, 2006 and the year ended June 30, 2006, are presented as if the disposition and receipt of the proceeds by the Registrant as described in the Explanatory Note to this Form 8-K/A occurred on July 1, 2005. The gain on the sale is excluded from the unaudited pro forma condensed consolidated statements of operations for the presented periods.  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto appearing in the Registrant’s Annual Report on Form 10-KSB for the fiscal years ended June 30, 2006 and June 30, 2005.

Preparation of the pro forma information is provided for information purposes only, and is based on assumptions considered appropriate by the Registrant’s management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated on July 1, 2005 for the pro forma condensed consolidated statements of operations and on December 31, 2006 for the pro forma condensed consolidated balance sheet, nor does it purport to represent the future financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the transactions listed above have been made.

TIME AMERICA, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2006

		Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$180,815	$586,324	(A)	$767,139
Accounts receivable – trade, net	1,699,312	250,000	(A)	1,949,312
Inventory	635,413	(285,074	)(A)	350,339
Deferred loan costs and other current assets	275,954	48,000	(D)	323,954

Total Current Assets	2,791,494	599,250		3,390,744

Property and equipment, net	444,199	(94,362	)(A)	349,837
Other Assets	74,023	(71,731	)(A)	2,292

Total Assets	$3,309,716	$433,157		$3,742,873

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities:
Current portion of long-term debt	$2,105,503	$(800,000	)(A)	$1,305,503
Accounts payable	901,293	46,962	(A)	948,255
Accrued liabilities	678,474	7,500	(A)	685,974
Deferred revenue	644,428	—		644,428

Total Current Liabilities	4,329,698	(745,538)		3,584,160

Long-term debt, less current portion	1,646,368	(873,031	)(A)	773,337

Total Liabilities	5,976,066	(1,618,569)		4,357,497

Common Stock Subject to Registration Rights (351,923 Shares)	207,635	—		207,635

Commitments:	—	—		—

Stockholders’ Equity (Deficit):
Common stock, $.005 par value, 50,000,000 shares authorized, 14,707,481 shares issued and outstanding	73,538	500	(D)	74,038
Contributed capital	9,681,125	47,500	(D)	9,728,625
Accumulated earnings (deficit)	(12,628,648)	2,003,726	(A)	(10,624,922)

Total Stockholders’ Equity (Deficit)	(2,873,985)	2,051,726		(822,259)

Total Liabilities and Stockholders’ Equity (Deficit)	$3,309,716	$433,157		$3,742,873

See accompanying notes to unaudited pro forma condensed consolidated financial information.

TIME AMERICA, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2006

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$3,532,932	$(1,988,293	)(B)	$1,544,639
Cost of Revenues	1,596,004	(1,025,687	)(B)	570,317

Gross Profit	1,936,928	(962,606	)(B)	974,322

Costs and Expenses:
Sales and marketing	743,717	(357,514	)(B)	386,203
Research and development	929,832	(212,189	)(B)	717,643
General and administrative	753,630	(323,910	)(B)	429,720

Total Costs and Expenses	2,427,179	(893,613)		1,533,566

Net Loss from Operations	(490,251)	(68,993)		(559,244)

Other Income (Expense):	(198,382)	95,818	(C)	(102,564)

Net Income (Loss):	$(688,633)	$26,825		$(661,808)

Basic and Diluted Loss per Share	$(0.05)			$(0.04)

Basic and Diluted Weighted Average Shares Outstanding	14,665,008	100,000	(D)	14,765,008

See accompanying notes to unaudited pro forma condensed consolidated financial information.

TIME AMERICA, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2006

		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues	$6,716,150	$(3,745,019	)(B)	$2,971,131
Cost of Revenues	3,255,645	(1,840,259	)(B)	1,415,386

Gross Profit	3,460,505	(1,904,760)		1,555,745

Costs and Expenses:
Sales and marketing	2,133,116	(869,105	)(B)	1,264,011
Research and development	1,496,686	(324,091	)(B)	1,172,595
General and administrative	1,373,055	(590,818	)(B)	782,237

Total Costs and Expenses	5,002,857	(1,784,014)		3,218,843

Net Loss from Operations	(1,542,352)	(120,746)		(1,663,098)

Other Income (Expense):	(403,383)	170,404	(C)	(232,979)

Net Income (Loss):	$(1,945,735)	$49,658		$(1,896,077)

Basic and Diluted Loss per Share	$(0.13)			$(0.13)

Basic and Diluted Weighted Average Shares Outstanding	14,553,152	100,000	(D)	14,653,152

See accompanying notes to unaudited pro forma condensed consolidated financial information.

TIME AMERICA, INC. AND SUBSIDIARIES

NOTES AND MANAGEMENT’S ASSUMPTIONS

TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Management’s Assumptions:

The Company does not distinguish operationally or financially its activities other than gross product sales between its sales channels.  As a result of selling its reseller sales channel, the Company had to make estimates of the appropriate amounts of revenues and expenses to allocated to its reseller channel for the purpose of this pro forma information.   The Company based many of the estimates on the change in personnel figures pre and post sale.

The following is a description of the pro forma adjustments to the Registrant’s historical condensed consolidated financial statements:

(A)      Reflects the removal of assets and liabilities sold or disposed with the sale and records the proceeds from the sale as if the sale was consummated on December 31, 2006.

(B)        Reflects the removal of the operations of the reseller business activity and related operational changes to the Company as a result of the sale as if the transaction was consummated on July 1, 2005.

(C)        Removes interest expense and related interest charges on the Laurus Master Fund Ltd. Secured Convertible Term Note which was repaid in connection with the transaction.

(D)       Reflects common stock issued to Laurus Master Fund Ltd. to extend the maturity date of the Company’s existing revolving note with Laurus and consent to the asset sale to Synel and the corporate name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME AMERICA, INC.

Date: May 2, 2007	By:	/s/ Thomas J. Klitzke
	Name:	Thomas J. Klitzke
	Title:	Principal Accounting Officer